UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2013

SOLAR ENERGY INITIATIVES, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-148155	20-5241121
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	IRS Employer Identification Number)

1800 NW Corporate Boulevard, Suite 201

Boca Raton, FL 33431

 (Address of principal executive offices)

 (321) 452-9091

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective June 28, 2013, majority voting control of the Company has been acquired by Novation Holdings, Inc. (OTCQB:NOHO) in exchange for the stock of HB&G, Inc., parent of HB&G Temecula, Inc., which operates a local-themed, entertainment focused, bar and restaurant in Temecula California.  The acquisition was in exchange for a combination of SNRY common stock and a convertible preferred stock with voting power equal to 51 percent of all voting stock of SNRY issued to NOHO.  A copy of the Statement of Preferences for the preferred stock is filed with this report as Exhibit 4.1.

In addition, the Company assumed responsibility for $160,000 in an outstanding promissory note issued in February, 2012 to the landlord of the Temecula operation for leasehold improvements and issued a new note in the amount of $70,000 for unpaid rent for the Temecula location.  The original $160,000 note was restated as three separate convertible notes in the amounts of $50,000, $60,000 and $50,000, due July 5, 2013, July 5, 2013 and September 20, 2013, respectively.  Copies of the new notes are filed with this Report as Exhibits 4.2, 4.3, and 4.4.

Although originally announced in April, 2013, the final closing and transfer of the restaurant operation could not be completed until certain open issues with the restaurant’s landlord were resolved, which has just been done. This acquisition will allow the Company to continue its current business plan to identify growing, profitable businesses which we can acquire and operate in addition to our existing solar energy business, which has experienced difficult conditions due to the economy, over-supply and reduction of various government subsidies.  While the Company continues its current solar business, including the recently announced agreement to provide solar energy to medical marijuana collectives in California, acquiring this restaurant development and management business will provide the Company with a separate revenue source to help support our overall operating costs and to generate profits.”

The acquired company operates House Bar & Grill in Temecula, California, which is already profitable after only a few months of operations, and plans to open multiple operating units nationwide, and possibly in Canada, either as corporate stores or as franchises to accelerate growth.

Novation Consulting Services, Inc., the administrative subsidiary of NOHO, also will provide in-house financial services, including accounting, bookkeeping, budget, financial statement preparation, preparation of SEC periodic filings, EDGAR filing conversion, XBLR filings, banking support and similar services, as well as “in-house” corporate counsel services, compensation management support, HR, IT support and other such services to both the Company as well as to the restaurant group.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

As part of the acquisition of the restaurant operation, the Company assumed responsibility for $160,000 in an outstanding promissory note issued in February, 2012 to the landlord of the Temecula operation for leasehold improvements and issued a new note in the amount of $70,000 for unpaid rent for the Temecula location.  The original $160,000 note was restated as three separate convertible notes in the amounts of $50,000, $60,000 and $50,000, due July 5, 2013, July 5, 2013 and September 20, 2013, respectively.  Copies of the new notes are filed with this Report as Exhibits 4.2, 4.3, and 4.4.

One of the new notes, due on July 5, 2013 in the amount of $60,000, was paid on July 2, 2013 by sale and restatement of the note to LG Capital, Inc.  As part of that transaction, LG Capital, Inc. paid the landlord directly and the Company issued a new note dated July 1, 2012 for $60,000 due April 1, 2014 and convertible at 50 percent of the three lowest trading prices during the 10-day trading period before the notice of a conversion.  A copy of the restated note issued to LG Capital is filed as Exhibit 4.5 to this Current Report.

Section 3 – Securities and Trading Markets

Item 3.02  Unregistered Sales of Equity Securities

On June 28, 2012, the Company issued four convertible promissory notes, in the amounts of $50,000, $60,000, $50,000 and $70,000, as part of the acquisition consideration for HB&G, Inc.  The notes were issued without registration as exempt under Section 4(2) of the Securities Act of 1933, and copies the notes are filed with this Current Report as Exhibits 4.2, 4.3, 4.4, and 4.6.  In Addition, the Company issued 3,000,000 common shares and 1,000,000 Series A Convertible Preferred Shares to Novation Holdings, Inc. as the remaining consideration for the acquisition of HB&G, Inc.  The shares issued to Novation Holdings, Inc. also were issued without registration as exempt under Section 4(2) of the Securities Act of 1933.  As a result of the issuance of the shares, Novation Holdings, Inc. has acquired voting control of the Company.

Section 5 – Corporate Governance and Management

Item 5.01  Changes in Control of Registrant

On June 28, 2013, the Company issued 3,000,000 common shares and 1,000,000 Series A Convertible Preferred Shares to Novation Holdings, Inc. as part of the consideration for the acquisition of HB&G, Inc.  The shares issued to Novation Holdings, Inc. also were issued without registration as exempt under Section 4(2) of the Securities Act of 1933.  As a result of the issuance of the shares, Novation Holdings, Inc. has acquired voting control of the Company.  Michael Gelmon, CEO of the Company, also serves as CEO of Novation Holdings, Inc.  No independent valuation of HB&G, Inc. was conducted as part of the acquisition.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 1, 2013, the Board of Directors of the Company approved an amendment to the Articles of Incorporation to increase the number of authorized shares of stock to 1,500,000,000 shares of common stock and 10,000,000 shares of preferred stock, and Novation Holdings, Inc., as majority voting shareholder of the Company, has consented in writing to the amendment. The Company will file a Schedule 14C with the SEC regarding the amendment, which will be effective 20 days after the Schedule 14C has been mailed to the Company’s shareholders.

Section 9 – Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired.

The acquisition transaction is being treated as an asset acquisition for both financial and income tax reporting purposes, because the operating assets of the restaurant company were acquired through a newly formed Florida corporation, HB&G Temecula, Inc.  We have obtained a new tax identification number for the new company and will consolidate the operating results of the new company and its parent, HB&G, Inc., in our financial statements for the fiscal year ended July 31, 2013.

 (b)

Pro forma financial information.

The acquisition transaction is being treated as an asset acquisition for both financial and income tax reporting purposes, because the operating assets of the restaurant company were acquired through a newly formed Florida corporation, HB&G Temecula, Inc.  We have obtained a new tax identification number for the new company and will consolidate the operating results of the new company and its parent, HB&G, Inc., in our financial statements for the fiscal year ended July 31, 2013.

(c)

Shell company transactions.

Not applicable

(d)

Exhibits.

Number	Description
4.1	Statement of Rights and Preferences for Series A Convertible Preferred Stock
4.2	Convertible Promissory Note dated June 20, 2013 in the original principal amount of $50,000, due July 5, 2013
4.3	Convertible Promissory Note dated June 20, 2013 in the original principal amount of $60,000, due July 5, 2013
4.4	Convertible Promissory Note dated June 20, 2013 in the original principal amount of $50,000, due September 20, 2013
4.5	Convertible Promissory Note dated June 20, 2013 in the original principal amount of $70,000, due February 20, 2014
4.6	Convertible Promissory Note dated July1, 2013 in the original principal amount of $60,000, due April 1, 2014

In reviewing the agreements included (or incorporated by reference) as exhibits to this Current Report on Form 8-K, please note that the agreements are included only to provide information regarding their terms and are not intended to provide any other factual or disclosure information about us or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

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should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

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 have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

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 may apply standards of materiality in a way that is different from what may be viewed as material to sellers; and

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 were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about us may be found in our public filings, which are available without charge through the SEC's website at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR ENERGY INITIATIVES, INC.

Date: July 2, 2013	/s/ Michael Gelmon
Michael Gelmon
Chief Executive Officer

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